THE ARBITRAGE FUNDS

The Arbitrage Credit Opportunities Fund

(the “Fund”)

Supplement dated June 22, 2018 to the Summary Prospectus

dated September 30, 2017

(as amended and restated on March 31, 2018,

as supplemented to date)

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS

1. Effective August 6, 2018, The Arbitrage Credit Opportunities Fund will change its name to the Water Island Credit Opportunities Fund. The Fund’s portfolio managers, investment objective and investment strategies will not change.

All references in the Fund’s summary prospectus to The Arbitrage Credit Opportunities Fund are hereby replaced by reference to the Water Island Credit Opportunities Fund.

2. Effective August 6, 2018, the contractual advisory fee rate that the Water Island Credit Opportunities Fund pays to Water Island Capital, LLC under the Fund’s investment advisory agreement decreased.  In addition, effective August 6, 2018, Water Island Capital, LLC has contractually agreed, until September 30, 2020, to limit the total annual operating expenses of the Fund, not including taxes, interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase or sale of portfolio securities, so that they do not exceed 1.23% of the Fund’s average daily net assets allocable to the Class R shares, 0.98% of the Fund’s average daily net assets allocable to the Class I shares, 1.98% of the Fund’s average daily net assets allocable to the Class C shares, and 1.23% of the Fund’s average daily net assets allocable to the Class A shares. The adviser may recoup any waived amount from the Fund pursuant to the agreement, if such recoupment does not cause the Fund to exceed expense limitations in effect at the time the amounts were waived and the recoupment is done within three years after the date of the expense waiver.

The information under “Fund Fees and Expenses” and “Example” in the summary prospectus is hereby replaced with the following:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in “How to Purchase Shares” beginning on page 69 of the statutory prospectus and in Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.”

Shareholder Fees (fees paid directly from your investment)

	Class R Shares	Class I Shares	Class C Shares		Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None		3.25%
Maximum Deferred Charge (Load) (as a percentage of original purchase price)	None	None	1.00	%(1)	1.00	%(2)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class R Shares	Class I Shares	Class C Shares	Class A Shares
Management Fees(3)	0.95%	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	None	1.00%	0.25%
Other Expenses	0.72%	0.72%	0.72%	0.72%
Dividends on Short Positions and Interest Expense on Short Positions and/or Borrowings	0.16%	0.16%	0.16%	0.16%
All Remaining Other Expenses	0.56%	0.56%	0.56%	0.56%
Acquired Fund Fees and Expenses(4)	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses(5)	1.94%	1.69%	2.69%	1.94%
Fee Waiver(6)	(0.53)%	(0.53)%	(0.53)%	(0.53)%
Total Annual Fund Operating Expenses After Fee Waiver	1.41%	1.16%	2.16%	1.41%

(1)  This contingent deferred sales charge applies to Class C shares redeemed within 12 months of purchase.

(2)  A deferred sales charge of up to 1.00% may be imposed on Class A shares purchased without a front-end sales charge that are redeemed within 18 months of purchase.  The deferred sales charge is applicable to purchases of $500,000 or more made prior to June 30, 2018 and to purchases of $250,000 or more made after June 30, 2018 (determined on a first-in, first-out basis).

(3)  Information has been restated to reflect current fees.

(4)  Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies.

(5)  The operating expenses in this fee table do not correlate to the expense ratio in the financial highlights, but rather are restated to reflect the Fund’s current (i) expense levels and (ii) expense limitation agreement.

(6)  The Fund has entered into an Expense Waiver and Reimbursement Agreement with the Fund’s investment adviser pursuant to which the adviser has contractually agreed to limit the total annual operating expenses of the Fund, not including taxes, interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase or sale of portfolio securities, so that they do not exceed 1.23% of the Fund’s average daily net assets allocable to the Class R shares, 0.98% of the Fund’s average daily net assets allocable to the Class I shares, 1.98% of the Fund’s average daily net assets allocable to the Class C shares, and 1.23% of the Fund’s average daily net assets allocable to the Class A shares. The agreement remains in effect until September 30, 2020, and thereafter renews for periods of one year until either party terminates it upon 60 days’ notice prior to the end of the current initial term or then current renewal year. The Board of Trustees may terminate the agreement at any time if it determines that such termination is in the best interest of the Fund and its shareholders.  The adviser may recoup any waived amount from the Fund pursuant to the agreement, if such recoupment does not cause the Fund to exceed expense limitations in effect at the time the amounts were waived and the recoupment is done within three years after the date of the expense waiver.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver for the first year and equal to the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R Shares	$144	$504	$946	$2,176
Class I Shares	$118	$426	$815	$1,906
Class C Shares	$319	$732	$1,328	$2,942
Class A Shares	$464	$812	$1,240	$2,430

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class R Shares	$144	$504	$946	$2,176
Class I Shares	$118	$426	$815	$1,906
Class C Shares	$219	$732	$1,328	$2,942
Class A Shares	$464	$812	$1,240	$2,430

Please retain this supplement for future reference.